                  SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Vance, Sanders Exchange Fund
             (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(1), 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:


 2) Aggregate number of securities to which transactions applies:


 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


 4) Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid:


 2) Form, Schedule or Registration Statement No.:


 3) Filing Party:


 4) Date Filed:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined

                         VANCE, SANDERS EXCHANGE FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                    24 FEDERAL STREET, BOSTON, MASS. 02110

   NOTICE OF SPECIAL MEETING IN LIEU OF THE ANNUAL MEETING OF THE PARTNERS
                            TO BE HELD MAY 3, 1996

    A Special Meeting in lieu of the Annual Meeting of the Partners of Vance, Sanders Exchange Fund (A California Limited Partnership) (the "Fund") will be held at the Boston office of the Fund, 24 Federal Street, Boston, Massachusetts, on Friday, May 3, 1996 at 11:30 A.M. (Boston time), for the following purposes:

        1.  To elect the General Partners.

        2. To ratify or reject the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by the Fund to sign or certify financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending December 31, 1996.

        3. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjournment thereof.

        These items are discussed in greater detail in the following pages.

    This meeting is called by the Managing General Partners pursuant to the Restated Certificate and Agreement of Limited Partnership of the Fund. The Managing General Partners have fixed the close of business on March 20, 1996 as the record date for the determination of the Partners of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

   /s/Landon T. Clay                     /s/Jack L. Treynor

      LANDON T. CLAY                        JACK L. TREYNOR

                         /s/John L. Thorndike

                            JOHN L. THORNDIKE
                        Managing General Partners
March 29, 1996

IMPORTANT -- THE PARTNERS CAN HELP THE MANAGING GENERAL PARTNERS AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                         VANCE, SANDERS EXCHANGE FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                    24 FEDERAL STREET, BOSTON, MASS. 02110

                                                                March 29, 1996

                               PROXY STATEMENT

     FOR A SPECIAL MEETING IN LIEU OF THE ANNUAL MEETING OF THE PARTNERS

    A proxy is enclosed with the foregoing Notice of a Special Meeting in lieu of the Annual Meeting of the Partners of Vance, Sanders Exchange Fund (A California Limited Partnership) (the "Fund") to be held May 3, 1996, for the benefit of those Partners who do not expect to be present at the meeting. This proxy is solicited by the Managing General Partners of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund or the Fund's transfer agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, 02104, or by executing and delivering a later dated proxy. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the Partner executing the proxy is present at the meeting and elects to vote in person. Each Partner may specify the manner in which he desires his proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, his proxy will be voted by the persons named as attorneys, or any of them, in favor of each such matter. This proxy material is being mailed to Partners on or about March 29, 1996.

    The Managing General Partners have fixed the close of business March 20, 1996 as the record date for the determination of the Partners entitled to notice of and to vote at the meeting and any adjournments thereof. Each Partner will be entitled to vote the number of shares standing of record in such Partner's name at the close of business on the record date on those matters properly presented at the meeting which require the vote of the Partners under the Restated Certificate and Agreement of Limited Partnership (the "Partnership Agreement") of the Fund. All assignees of shares shown on the records of the Fund on the record date shall be entitled to vote at the meeting provided they become substituted Limited Partners prior to the date of the meeting. As of March 20, 1996, there were 678,145.613 shares of the Fund outstanding. As of March 20, 1996, Kathleen L. McCarthy & J. Thomas McCarthy, Trustees of the McCarthy Revocable Trust u/a dtd. 4/7/95, Los Angeles, CA were the record holders and beneficial owners of 39,200.000 (5.8%) of the outstanding shares. To the knowledge of the Fund, no other person owns (of record or beneficially) more than 5% of its outstanding shares. The Managing General Partners and Officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

    The Partnership Agreement of the Fund provides that an annual meeting or special meeting in lieu thereof shall be held for the purpose of electing General Partners, ratifying or rejecting the selection of the independent public accountants of the Fund, and taking any other action which the Limited Partners are permitted to take under the Partnership Agreement.

    The Fund's investment adviser is Eaton Vance Management ("EVM") located at 24 Federal Street, Boston, MA 02110. The Fund's shares are distributed by EVM's wholly-owned subsidiary, Eaton Vance Distributors, Inc.

    The Managing General Partners know of no matter other than those mentioned in Items 1 and 2 of the Notice of the meeting which will be presented at the meeting and which will require the vote of the Partners under the Partnership Agreement. If any other matter requiring such vote is properly presented at the meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

                       1. ELECTION OF GENERAL PARTNERS

    The management of the Fund, including general supervision of the duties performed by EVM, under the Partnership Agreement, is the responsibility of the Managing General Partners. The names of the General Partners, their principal occupations and affiliations are set forth below. Those nominees whose names are preceded by an asterisk (*) are "interested persons" (as defined in the Investment Company Act of 1940) by reason of their affiliation with the Fund, EVM, Boston Management and Research ("BMR"), Eaton Vance Corp. ("EVC") or Eaton Vance, Inc. ("EV").

                          MANAGING GENERAL PARTNERS

              NAME AND                                            PRINCIPAL OCCUPATIONS OVER
          OTHER INFORMATION                                            PAST FIVE YEARS
          -----------------                                       --------------------------
*LANDON T. CLAY                        Chairman of the Managing General Partners. Chairman of the Board of EVC, EV,
 Age: 70; has been a Managing General  EVM, BMR and Director of EVC and EV. He also serves as a Director, Managing
 Partner since its inception in 1975.  General Partner, Trustee and/or Officer of eleven investment companies advised or administered by EVM or BMR.

 DONALD R. DWIGHT                      Mr. Dwight is President of Dwight Partners, Inc. (a corporate relations and
 Age: 64; has been a Managing General  communications company) founded in 1988. He also serves as a Director, Managing
 Partner since 1989.                   General Partner, Trustee and/or Officer of seventy-two investment companies advised or administered by EVM or BMR.

 SAMUEL L. HAYES, III                  Dr. Hayes is the Jacob H. Schiff Professor of Investment Banking at Harvard
 Age: 61; has been a Managing General  University Graduate School of Business Administration. He also serves as a
 Partner since 1989.                   Director, Managing General Partner, Trustee and/or Officer of seventy-five investment companies advised or administered by EVM or BMR.

 NORTON H. REAMER                      President and a Director of United Asset Management Corporation, Director,
 Age: 60; has been a Managing General  Chairman and President of UAM Funds (mutual funds). He also serves as a
 Partner since 1989.                   Director, Managing General Partner, Trustee and/or Officer of seventy-two investment companies advised or administered by EVM or BMR.

 JOHN L. THORNDIKE                     Director of Fiduciary Company Incorporated in Boston, Massachusetts; a Trustee
 Age: 69; has been a Managing General  of the Boston Symphony Orchestra. He also serves as a Director, Managing General
 Partner since 1985.                   Partner, Trustee and/or Officer of seventy-three investment companies advised or administered by EVM or BMR.

 JACK L. TREYNOR                       An investment adviser and consultant. Associate Professor of Finance, Loyola-
 Age: 66; has been a Managing General  Marymount University, Los Angeles, California (until May 1989). Mr. Treynor is
 Partner since 1978.                   also a member of the Advisory Board of the Institute for Quantitative Research
                                       in Finance. He also serves as a Director, Managing General Partner, Trustee and/
                                       or Officer of seventy invesment companies advised or administered by EVM or BMR.

                         NON-MANAGING GENERAL PARTNER

    EATON VANCE MANAGEMENT has been the Non-Managing General Partner of the Fund since its inception in 1975. Its principal business is acting as investment adviser to investment companies and various institutional and individual clients. See "Certain Information Regarding the Investment Adviser and Officers of the Fund." EVM acts as the Fund's investment adviser and engages in the other activities described in this proxy statement.

    In connection with the current requirement of the Internal Revenue Service that General Partners at all times maintain in the aggregate an interest in each material item of Fund income, gain, loss, deduction and credit equal to at least 1% of each such item, EVM has undertaken that at all times while serving as a Non-Managing General Partner or investment adviser to the Fund it will own 1% of the outstanding shares of the Fund and will not withdraw as Non-Managing General Partner or investment adviser except on two years' notice. In the event the Fund terminates its investment advisory agreement with EVM, EVM will remain as a Non-Managing General Partner and continue to own 1% of the outstanding shares for one year or until a successor General Partner is appointed, whichever is earlier.

    As at March 20, 1996, the Managing General Partners and officers of the Fund, as a group, directly and indirectly beneficially owned in the aggregate
547.335 shares (or 0.080% of the shares of the Fund then outstanding), and the Non-Managing General Partner, EVM, beneficially owned 9,260.517 shares (1.365% of the shares then outstanding).

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Managing General Partners. The Special Committee's functions include a continuous review of the Fund's investment advisory agreement with the investment adviser, making recommendations to the Managing General Partners regarding the compensation of those Managing General Partners who are not members of the investment adviser's organization, and making recommendations to the Managing General Partners regarding candidates to fill vacancies, as and when they occur, in the ranks of those Managing General Partners who are not "interested persons" of the Fund or the investment adviser. The Managing General Partners will, when a vacancy exists or is anticipated, consider any nominee for Managing General Partner of the Fund recommended by a shareholder if such recommendation is submitted to the Managing General Partners in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Managing General Partners. The Audit Committee's functions include making recommendations to the Managing General Partners regarding the selection of the independent public accountants, and reviewing with such accountants and the Treasurer of the Fund matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund. The Managing General Partners do not have a nominating committee.

    During the Fund's last fiscal year, the Managing General Partners held eight meetings, the Special Committee held three meetings and the Audit Committee held one meeting.

    The fees and expenses of those Managing General Partners of the Fund who are not members of the Eaton Vance organization are paid by the Fund. During the fiscal year ended December 31, 1995, the Managing General Partners of the Fund earned the following compensation in their capacities as Managing General Partners of the Fund and Trustees or Directors of the other funds in the Eaton Vance fund complex(1):

                                       AGGREGATE         TOTAL COMPENSATION
                                      COMPENSATION           FROM FUND
       NAME                            FROM FUND          AND FUND COMPLEX
       ----                           ------------        ----------------
  Donald R. Dwight                       $2,267(2)            $135,000(4)
  Samuel L. Hayes, III                    2,287(3)             150,000(5)
  Norton H. Reamer                        2,292                135,000
  John L. Thorndike                       2,387                140,000
  Jack L. Treynor                         2,381                140,000
----------
(1) The Eaton Vance fund complex consists of 219 registered investment companies or series thereof.
(2) Includes $763 of deferred compensation.
(3) Includes $1,115 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

    Managing General Partners of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Managing General Partner may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Managing General Partners under the Plan will be determined based upon the performance of such investments. Deferral of Managing General Partners' fees in accordance with the Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Managing General Partner or obligate the Fund to pay any particular level of compensation to the Managing General Partner.

    It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more General Partners is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of voting to fix the number of Managing General Partners at six and to elect Messrs. Clay, Dwight, Hayes, Reamer, Thorndike and Treynor as Managing General Partners and to fix the number of Non-Managing General Partners at one and to elect Eaton Vance Management, Inc. as Non-Managing General Partner. It is not expected that any of the persons referred to above will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

                 2.  RATIFICATION OF SELECTION OF ACCOUNTANTS

    A majority of the Managing General Partners who are not interested persons of the Fund have selected Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, as independent certified public accountants to sign or certify any financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending December 31, 1996, the employment of such accountants being expressly conditioned upon the right of the Fund, by vote of a majority of the outstanding shares of the Fund at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the Investment Company Act of 1940, and is subject to ratification or rejection by the Partners at this meeting. The Fund is informed that no member of Deloitte & Touche LLP has any direct or material indirect interest in the Fund.

    The Fund's independent certified public accountants provide customary professional services in connection with audit functions for a management investment company such as the Fund, including services leading to the expression of opinions on the financial statements included in the annual report to shareholders, opinions on financial statements and other data included in the Fund's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Fund's registration statement, and preparation of the Fund's federal and state tax returns. The nature and scope of the professional services of the accountants have been approved by the Audit Committee of the Managing General Partners, which has considered the possible effect thereof on the independence of the accountants.

    It is the intention of the attorneys named in the enclosed proxy, unless the Partner specifies otherwise, to vote such proxy for the ratification of the selection of Deloitte & Touche LLP referred to above, as the independent certified public accountants of the Fund for the foregoing purpose.

    Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

    It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of Deloitte & Touche LLP, as the independent certified public accountants to be employed by the Fund to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending December 31, 1996.

             CERTAIN INFORMATION REGARDING THE INVESTMENT ADVISER
                           AND OFFICERS OF THE FUND

    Since its inception the Fund has employed EVM and its predecessors, as its investment adviser to manage the investments of the Fund and administer its affairs, subject to the supervision of the Managing General Partners. In this capacity EVM has managed the Fund and administered its affairs, subject to the direction of the Managing General Partners. BMR is a wholly-owned subsidiary of EVM. EVM and BMR are both Massachusetts business trusts. EVM or BMR acts as investment adviser to investment companies and various institutional and individual clients with combined assets under management of over $16 billion. EVM is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly held holding company which through its subsidiaries and affiliates, engages primarily in investment management and marketing activities. EVC owns all the outstanding stock of EVM and of EVM's and BMR's trustee, EV.

    The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, EVM, BMR and of EV. Mr. Clay is chairman and a Managing General Partner of the Fund and a nominee for re-election, is also an officer of EVC, EVM, BMR and EV and a stockholder of EVC. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of EVM who are also officers and Directors of EVC and EV. As of February 29, 1996, Messrs. Clay, Hawkes and Gardner each owned 24% of such voting trust receipts and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. The address of EVC, EVM, BMR, EV and of their Directors or Trustees is 24 Federal Street, Boston, Massachusetts 02110.

    As at February 29, 1996 there were 9,430,100 shares of Non-Voting Common Stock of EVC outstanding, 19,360 shares of which was held by EVM. As at such date, Landon T. Clay owned 1,800,058 shares (or 19.08%) of such Non-Voting Common Stock of EVC then outstanding, and M. Dozier Gardner owned 280,787 shares (or 2.97%) of such Non-Voting Common Stock. EVC has issued outstanding options to the following individuals covering the number of shares of EVC Non- Voting Common Stock set forth after their names: M. Dozier Gardner (32,017); Benjamin
A. Rowland, Jr. (25,373); and James B. Hawkes (148,946).

    In addition to Mr. Clay, the other officers of the Fund with their ages indicated in parenthesis are as follows: Thomas E. Faust, Jr. (37), Vice President since June 19, 1995; James L. O'Connor, (50), Treasurer since 1989; Thomas Otis (64), Secretary since 1976; Janet E. Sanders (60), Assistant Treasurer and Assistant Secretary since February 26, 1990; M. Katherine Kreider
(35), Assistant Treasurer since February 21, 1996; A. John Murphy (33), Assistant Secretary since March 27, 1995 and Eric G. Woodbury (38), Assistant Secretary since June 19, 1995. Messrs. Faust, O'Connor, Woodbury and Ms. Sanders are Vice Presidents of EV, EVM and BMR, and are stockholders of EVC. Ms. Kreider and Mr. Murphy are Assistant Vice Presidents of EVM, BMR and EV. Mr. Otis is a Vice President of EVC, EV, EVM and BMR and a stockholder of EVC. All officers of the Fund have been employed by EVM or its predecessors for more than five years except Ms. Kreider, Assistant Vice President of EVM, BMR and EV since February 5, 1996 and an employee of EVM since February 5, 1996 was a Senior Audit Manager and Audit Manager-Financial Services Industry Practice with Deloitte & Touche LLP from 1987-1996; Mr. Murphy, Assistant Vice President of EVM, BMR and EV since March 1, 1994 and an employee of EVM since March 1993, was State Regulations Supervisor, The Boston Company from 1991- 1993 and Registration Specialist, Fidelity Management & Research Co., from 1986-1991; and Mr. Woodbury, Vice President of EVM since February 1993, was an associate attorney at Dechert, Price & Rhoades and Gaston & Snow prior thereto. Mr. Faust, a member of the Investment Department, acts as the Fund's portfolio manager and as such considers and reviews portfolio investments for the Fund with the assistance of the Investment Department of EVM. Because of their positions with EVC, EVM, BMR and EV or their ownership of stock (or options thereon) of EVC, Mr. Clay (a Managing General Partner of the Fund and a nominee for re-election), as well as the other officers of the Fund, will benefit from the advisory fees paid by the Fund to EVM.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian, Investors Bank & Trust Company ("IBT"). It is EVM's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such bank.

    EVC owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas exploration and development. In addition, EVM owns all the stock of Northeast Properties, Inc. which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, EVM, BMR and EV may also enter into other businesses.

                      NOTICE TO BANKS AND BROKER/DEALERS

    The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional Proxy Statements and Annual Reports required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: Eaton Vance Shareholder Services, 24 Federal Street, Boston, MA 02110, or call 1-800-225-6265.

                            ADDITIONAL INFORMATION

    Date for Limited Partner Proposals: Any proposal intended to be presented by a Limited Partner at the Fund's next annual meeting must be received by the Fund at its Boston office at 24 Federal Street, Boston, Massachusetts 02110 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting by no later than October 31, 1996.

    The expense of preparing, printing and mailing this proxy statement and enclosures and the cost of soliciting proxies on behalf of the Managing General Partners of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by the Managing General Partners and officers of the Fund, by personnel of its investment adviser, Eaton Vance Management, by the transfer agent, First Data Investor Services Group, by broker-dealer firms, or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's Managing General Partners and officers, by the adviser's personnel, by the transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, broker- dealer firms, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    All proxy cards solicited by the Managing General Partners that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. All proxies not voted, will not be counted toward establishing a quorum. Broker non-votes will be counted toward establishing a quorum and for determining whether sufficient votes have been received for approval of the Proposal to be acted upon. Shareholders should note that while votes to abstain will count toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by the time scheduled for the meeting, the Managing General Partners may adjourn the meeting from time to time to permit further solicitation of proxies. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. A vote of the Partners may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    A copy of the Fund's annual report to shareholders may be obtained without charge by contacting the Fund at 24 Federal Street, Boston, MA 02110 (800-225-
6265).


                                      VANCE, SANDERS EXCHANGE FUND
                                   (A California Limited Partnership)
March 29, 1996

VANCE, SANDERS EXCHANGE FUND               THIS PROXY IS SOLICITED ON BEHALF OF
(A CALIFORNIA LIMITED PARTNERSHIP)                THE MANAGING GENERAL PARTNERS
PROXY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints H. Day Brigham, Jr., Landon T. Clay and Thomas Otis, or any one of them, attorneys of the undersigned with full power of substitution, to vote all shares of Vance, Sanders Exchange Fund, (A California Limited Partnership) which the undersigned is entitled to vote at the Special Meeting in lieu of the Annual Meeting of the Partners of said Fund to be held May 3, 1996 at the Boston office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, at 11:30 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the matters as specified on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters. Note: This proxy must be returned in order for your shares to be voted.

                                       THE MANAGING GENERAL PARTNERS RECOMMEND A
                                                   VOTE IN FAVOR OF ALL MATTERS.
                                                           -----

                                       Dated:                            , 1996
                                             ----------------------------

                                       ---------------------------------------


                                       ---------------------------------------
                                       Please sign exactly as your name or names appear at left.

                                               (OVER)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
                                                                            FOR the following           WITHOUT
                                                                            nominees, except those      AUTHORITY
1. To fix the number of General Partners, and to elect General Partners     whose names are inserted    to vote for any
                                                                            on the line below.          of the nominees.

                                                                                -------                    --------
Managing General Partners:  L.T. Clay, D.R. Dwight, S.L. Hayes, III,
                            N.H. Reamer, J.L. Thorndike and J.L. Treynor.       -------                    --------

Non-Managing General Partner:   Eaton Vance Management

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
                                                                                 FOR         AGAINST         ABSTAIN
2. To ratify the selection of Deloitte & Touche LLP as independent              -------     ---------        --------
   public accountants of the Fund.
                                                                                -------     ---------        --------

As to any other matter upon which the Limited Partners are permitted to vote, or if any of the nominees named in the Proxy
Statement are not available for election, said attorneys shall vote in accordance with their judgment.
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